================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      -------------------------------------

                                    FORM 8-K
             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): MAY 14, 2002

                        STERLING CHEMICALS HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                               1-00059                      76-0185186
(STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                          IDENTIFICATION NO.)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 650-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                      -------------------------------------

                             STERLING CHEMICALS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                            333-04343-01                   76-0502785
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                         IDENTIFICATION NO.)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 650-3700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


================================================================================

ITEM 5.  OTHER EVENTS

         On May 14, 2002, Sterling Chemicals Holdings, Inc. and Sterling Chemicals, Inc. issued a press release announcing the filing of their proposed plan of reorganization with the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division. A copy of this press release is attached as Exhibit
99.1 to this Form 8-K.

ITEM 7.  EXHIBITS

Exhibit 99.1      --      Press Release dated May 14, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STERLING CHEMICALS HOLDINGS, INC.

Date:  May 15 , 2002

                                        By:    /s/ David G. Elkins
                                            -----------------------------------
                                            David G. Elkins, President


                                        STERLING CHEMICALS INC.

Date:  May 15 , 2002

                                        By:     /s/ David G. Elkins
                                            -----------------------------------
                                               David G. Elkins, President

                                  EXHIBIT INDEX



Exhibit 99.1       --      Press Release dated May 14, 2002.